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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15((d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) November 8, 1996

                  First Sierra Equipment Lease Trust 1996-2
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)



                New York                  33-98822        Application Pending
      ----------------------------      ------------      --------------------
      (State or Other Jurisdiction      (Commission         (I.R.S Employer
             of Incorporation)          File Number)      Identification No.)


       c/o Bankers Trust Company
          Four Albany Street,                                      10006
              10th Floor                                      ----------------
          New York, New York                                     (Zip Code)
      --------------------------
        (Address of Principal
          Executive Offices)


       Registrant's telephone number, including area code (212) 250-2500
                                                          --------------

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         (Former name or former address, if changed since last report)

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        Item 5.   Other Events

             In connection with the offering by First Sierra Equipment Lease Trust 1996-2 of 6.29% Equipment Lease-Backed Certificates, Class A, Series 1996-2, described in a Prospectus Supplement dated as of November 8, 1996 and the Prospectus dated as of April 18, 1996, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

        Item 7.   Financial Statements, Pro Forma Financial
                  Information and Exhibits.

        (a)  Not applicable

        (b)  Not applicable

        (c)  Exhibit 99.1. Related Computational Materials
             (as defined in Item 5 above).


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                                  SIGNATURES


               Pursuant to the requirements of the Securities
        Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  First Sierra Equipment Lease Trust
                                    1996-2

                                  By:  First Sierra Receivables II,
                                       Inc., as Depositor

                                       By: /s/ Thomas Depping
                                          -------------------------
                                       Name:  Thomas Depping
                                       Title: President

        Dated:  November 8, 1996


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                                EXHIBIT INDEX



Exhibit No.           Description                   Page No.
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  99.1                Related  Computational            5
                      Materials (as defined
                      in Item 5 above.)